EXHIBIT 99.1

STOCK EXCHANGE RELEASE

THC Therapeutics, Inc.

NEWS RELEASE

THC Therapeutics, Inc. Announces Acquisition of SugarTop Buddery

Ten-Year Legacy Brand Joins THCT Portfolio, Expanding National Craft Cannabis Footprint and Female-Founded Leadership

Medford, OR – July 8, 2025 – THC Therapeutics, Inc. (“THCT” or the “Company”), (OTC: THCT), a company focused on the legal and regulated cannabis industry, is proud to announce the acquisition of all issued and outstanding membership interests of STHoldings Group LLC, the parent company of iconic Eugene, Oregon cannabis brand SugarTop Buddery, in an all-share transaction valued at approximately $3,000,000. The deal was satisfied entirely through the issuance of newly created Series D Preferred stock.

This marks THCT’s second strategic acquisition in its ongoing roll-up strategy, following its June 2025 acquisition of The Headquarters Group. With this transaction, THCT expands its operations in Oregon and gains ownership of a widely respected and culturally significant craft cannabis company with deep roots in the Pacific Northwest.

Founded in 2015, SugarTop Buddery has become synonymous with community-driven, music-inspired cannabis and is celebrating its 10-year anniversary with this milestone. The brand, built by co-founder and CEO Anna Kaplan, has long been recognized for its commitment to artistry, equity, and sustainability, receiving consistent praise from cannabis publications and retailers for its emphasis on craft, culture, and the empowerment of women in cannabis.

"This transaction is an opportunity not only for myself, but for the brand I have spent the last decade building to have the future growth it deserves,” said Anna Kaplan, CEO of SugarTop Buddery. “Having fought our way through 10 years of volatility in a mature market like Oregon, our move under the THCT umbrella will provide the capital, infrastructure, and greater resources for SugarTop Buddery and our family of brands to truly emerge on a national and international stage. I am very much looking forward to engaging with new markets on the East Coast and bringing the best of what craft cannabis can be to the nation.”

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STHoldings Group LLC includes not only SugarTop Buddery’s primary operating company STB Enterprises LLC, but also STIP, an intellectual property company holding the brand’s trademarks and media assets, and STH Enterprises LLC, its hemp-focused subsidiary. Collectively, the entities generated ~$2.1 million in revenue in 2024, with peak performance reaching ~ $4.3 million in 2022.

“The acquisition of STHoldings Group adds another powerful and resilient brand to the THCT portfolio,” said Scott Cox, CEO of THC Therapeutics, Inc. “Anna Kaplan’s leadership and the legacy of SugarTop Buddery are exactly the kind of values-driven, operationally resilient, and culturally iconic assets that fit our strategy. As one of the few female-founded and female-led cannabis companies to scale through Oregon’s challenging market conditions, SugarTop Buddery brings authenticity, a loyal customer base, and a unique brand DNA that cannot be replicated.”

SugarTop Buddery is known for its music and artist collaborations, stylish pre-rolls, and emphasis on social equity and women in cannabis—frequently cited in media outlets such as MJBizDaily, MJBrandInsights, and Willamette Week, for its innovative branding and leadership in Oregon's competitive cannabis sector.

“Anna’s voice and strategic brand-building instincts will play a central role in shaping THCT’s consumer strategy across our entire portfolio,” added Mr. Cox. “This acquisition is not just about the assets—it’s about the people, the purpose, and the power of culture in shaping long-term brand value.”

With this acquisition, THCT deepens its operational presence in Oregon and strengthens its foundation for a bi-coastal, vertically integrated national cannabis platform. The Company remains focused on acquiring proven operators and market-leading brands in cultivation, manufacturing, and distribution—brands that resonate with consumers and reflect cannabis culture’s highest values.

About SugarTop Buddery

Founded in 2015, SugarTop Buddery is a family-owned and operated vertically licensed cannabis company based in Eugene, Oregon. Over the past decade, the company has successfully maintained every license type available in Oregon’s regulated market, including cultivation, processing, wholesale, and retail.

SugarTop Buddery has become a household name in the Pacific Northwest, building a reputation rooted in integrity, innovation, and artistry. Known for its commitment to no-till, living soil craft cultivation, SugarTop was also Oregon’s first branded pre-roll company, and the first to introduce a 10-pack of pre-rolls to the state. It continues to be a market leader and innovator in the pre-roll category with a focus on quality, consistency, and creative collaborations.  In addition to thee brand’s beloved products, SugarTop Buddery offers contract manufacturing services  and full-service statewide distribution. With its deep roots and broad reach, SugarTop Buddery participates in every segment of Oregon’s recreational cannabis supply chain.

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Widely celebrated for its retro-inspired branding, music and artist collaborations, and woman-led leadership, SugarTop Buddery exemplifies the values of community-driven cannabis. The company is recognized not only as a pioneer in product innovation but as a torchbearer for cultural integrity in an evolving industry.

Learn more atwww.sugartopbuddery.com.

About THC Therapeutics, Inc.

THC Therapeutics, Inc. (OTC: THCT) is a U.S. public company focused on acquiring and operating a portfolio of synergistic assets and companies within the legal cannabis industry. With a bi-coastal focus, our vertically integrated business model positions our portfolio for rapid growth in cultivation, manufacturing, and distribution. THCT’s “hands-on and ancillary” strategy enables it to capitalize on the fastest-growing segments of the cannabis industry, while creating long-term value for shareholders. Learn more at www.thct.life.

Forward-Looking Statements

This press release contains certain forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1955. These forward-looking statements include, without limitation, THCT’s expectations regarding the receipt of requisite financing, if at all, the performance of the assets, our portfolio, execution of THCT’s business plan and the expectations regarding THCT’s ability to raise capital and maximize stockholder value. Words such as “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions are intended to identify such forward-looking statements.

Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside of THCT’s control and are difficult to predict.

Factors that may cause actual future events to differ materially from the expected results, include, but are not limited to: (i) THCT’s ability to execute our acquisition and disposition strategy and grow and manage growth profitability and retain our key employees; (ii) the ability to maintain the listing of our common stock on the OTC Markets; (iii) the risk that the Company is not able to maintain and enhance our brand and reputation in our marketplace, adversely affecting THCT’s business, financial condition and results of operations; (iv) the risk that periods of rapid growth and expansion could place a significant strain on resources, including our employee base, which could negatively impact operating results; (v) the risk that THCT may never achieve or sustain profitability; (vi) the risk that THCT may need to raise additional capital to execute our business plan, which may not be available on acceptable terms or at all; and (vii) other risks and uncertainties indicated from time to time in our Annual Report on Form 10-K for the fiscal year ended April 30, 2024 (the “Annual Report”) filed with the Securities and Exchange Commission (“SEC”) on August 13, 2024.

The foregoing list of factors is not exhaustive. There may be additional risks that THCT does not know or that currently believes to be immaterial that could also cause results to differ from those contained in any forward-looking statements. Recipients should carefully consider such factors and the other risks and uncertainties described in the “Risk Factors” section of the Annual Report and the periodic reports and other documents filed or to be filed by THCT from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements.

Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and THCT assumes no obligation to, and does not intend to, update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by law. THCT does not give any assurance that we will achieve our expectations.

Contact for THC Therapeutics, Inc. (OTC: THCT)

info@thct.life

www.thct.life

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